UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2009

SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25548	84-1010269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17080 Newhope Street, Fountain Valley, California	92708
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 437-9801

___________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

To the extent required by Item 5.02 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 5.02.

Section 8 – Other Events

Item 8.01.  Other Events

On August 5, 2009, each of Brian Abraham, Mark M. Strefling, John C. Kopchik and Richard Vigilante resigned from any and all positions that each currently held with Registrant including, without limitation, any position held as an employee, officer and member of the Board of Directors.  David Kernan remains the sole director of Registrant and currently serves as its Chief Operating Officer.

As indicated in its prior Current Report on Form 8-K, all of the Registrant’s assets, including all of its intellectual property, were transferred to Whitebox Advisors, LLC, Pandora Select Partners, L.P. ("Pandora"), Whitebox Hedged High Yield Partners, L.P. ("WHHYP"), Whitebox Convertible Arbitrage Partners, L.P. ("WCAP"), Whitebox Intermarket Partners, L.P. ("WIP"), Gary F. Kohler ("Kohler"), and Scot W. Malloy ("Malloy", collectively with Pandora, WHHYP, WCAP, WIP, and Kohler the "Whitebox Secured Parties") as partial payment of amounts due under certain secured promissory notes with such Secured Parties.  Registrant is insolvent, has no assets and has ceased all business operations.  Although Registrant still has outstanding liabilities, it has no assets with which to pay such liabilities.  Registrant has no ability to keep current or to continue with any of its information and filing obligations due under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC.
(Registrant)

Date: September 3, 2009
/s/ David Kernan
David Kernan Chief Operating Officer